UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                               FORM N-CSRS

          CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                           INVESTMENT COMPANIES


Investment Company Act file number 811-09299

Name of Fund: Merrill Lynch Disciplined Equity Fund, Inc.

Fund Address: P.O. Box 9011
              Princeton, NJ  08543-9011

Name and address of agent for service:  Robert C. Doll, Jr., Chief Executive
       Officer, Merrill Lynch Disciplined Equity Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 05/31/06

Date of reporting period: 06/01/05 - 11/30/05

Item 1 -   Report to Stockholders


Merrill Lynch
Disciplined Equity
Fund, Inc.


Semi-Annual Report
November 30, 2005


(BULL LOGO) Merrill Lynch Investment Managers www.mlim.ml.com


Mercury Advisors
A Division of Merrill Lynch Investment Managers www.mercury.ml.com


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863);
(2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com; and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.


Merrill Lynch Disciplined Equity Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


(GO PAPERLESS LOGO)
It's Fast, Convenient, & Timely!
To sign up today, go to www.icsdelivery.com/live.



Merrill Lynch Disciplined Equity Fund, Inc.


Portfolio Information as of November 30, 2005



                                               Percent of
Ten Largest Equity Holdings                    Net Assets

Exxon Mobil Corp.                                  3.1%
Microsoft Corp.                                    2.6
Bank of America Corp.                              2.1
Johnson & Johnson                                  2.1
Citigroup, Inc.                                    1.8
Goldman Sachs Group, Inc.                          1.8
Lehman Brothers Holdings, Inc.                     1.7
UnitedHealth Group, Inc.                           1.7
Motorola, Inc.                                     1.7
Aetna, Inc.                                        1.6



                                               Percent of
Sector Representation                      Total Investments

Financials                                        22.4%
Information Technology                            17.7
Energy                                            15.5
Industrials                                       12.7
Health Care                                       12.5
Consumer Discretionary                            11.8
Materials                                          3.9
Consumer Staples                                   0.5
Other++                                            3.0

 ++ Includes portfolio holdings in short-term investments.




                                               Percent of
Five Largest Industries                        Net Assets

Oil, Gas & Consumable Fuels                       12.0%
Health Care Providers & Services                   7.3
Insurance                                          6.5
Capital Markets                                    5.4
Aerospace & Defense                                5.0

  For Fund compliance purposes, the Fund's sector and industry classifications refer to any one or more of the sector and industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sector and industry sub-classifications for reporting ease.



MERRILL LYNCH DISCIPLINED EQUITY FUND, INC.                   NOVEMBER 30, 2005



A Letter From the President


Dear Shareholder

As the financial markets continued to muddle their way through 2005, the Federal Reserve Board (the Fed) advanced its monetary tightening campaign full steam ahead. The 13th consecutive interest rate hike since June 2004 came on December 13, bringing the target federal funds rate to 4.25%. Oil prices, after reaching record highs on more than one occasion over the past several months, moderated somewhat by period-end, as did inflation expectations. Against this backdrop, most major market indexes managed to post positive results for the current reporting period:


Total Returns as of November 30, 2005                                  6-month        12-month
U.S. equities (Standard & Poor's 500 Index)                             + 5.88%        + 8.44%
Small-cap U.S. equities (Russell 2000 Index)                            +10.47         + 8.14
International equities (MSCI Europe Australasia Far East Index)         +11.23         +13.25
Fixed income (Lehman Brothers Aggregate Bond Index)                     - 0.48         + 2.40
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)          + 0.36         + 3.88
High yield bonds (Credit Suisse First Boston High Yield Index)          + 2.33         + 2.94


With the kick-off of the holiday shopping season, attention turned to the consumer, who has remained resilient even amid high energy prices and rising interest rates. Some observers surmise that a slowdown in residential real estate may ultimately contribute to a weakening in consumer spending. At this juncture, the outlook remains unclear.

Equity markets moved sideways for much of 2005, notwithstanding a strong rally in the middle of the fourth quarter. Corporate earnings have continued to surprise on the upside and company profit margins remain high, as does productivity. On the other hand, high energy prices, more Fed interest rate hikes, a consumer slowdown and/or the potential for slower earnings growth pose the greatest risks to U.S. stocks. Internationally, many markets have benefited from strong economic statistics, trade surpluses and solid finances. Emerging markets have had a particularly strong year, partly reflecting high economic growth rates and positive financial reforms.

The bond market continued to be characterized by a flattening yield curve. The difference between the two-year and 10-year Treasury yield was just seven basis points (.07%) at period-end, compared to 40 basis points six months ago and 134 basis points 12 months ago.

Navigating the financial markets can be a challenge, particularly during uncertain times. With that in mind, we invite you to visit our online magazine at www.mlim.ml.com/shareholdermagazine. Shareholder is a publication designed to provide insights on investing and timely "food for thought" for investors. We are pleased to make the magazine available online, where we are able to expand our reach in terms of content and readership.

As always, we thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.



Sincerely,



(Robert C. Doll, Jr.)
Robert C. Doll, Jr.
President and Director



MERRILL LYNCH DISCIPLINED EQUITY FUND, INC.                   NOVEMBER 30, 2005



A Discussion With Your Fund's Portfolio Manager


The Fund outperformed its benchmark and Lipper category average for the period, benefiting from an overweight position in the energy sector and good stock selection in materials, health care and energy.


How did the Fund perform during the period in light of the existing market conditions?

For the six-month period ended November 30, 2005, Merrill Lynch Disciplined Equity Fund, Inc.'s Class A, Class B, Class C and Class I Shares had total returns of +8.63%, +8.32%, +8.33% and +8.79%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 and 7 of this report to shareholders.) The Fund's benchmark, the Standard & Poor's (S&P) 500 Index, returned +5.88%, and its comparable Lipper category of Large-Cap Core Funds posted an average return of +6.10% for the same period. (Funds in this Lipper category invest at least 75% of their equity assets in companies with market capitalizations - on a three-year weighted basis - greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index.)

During the period, the U.S. equity market was able to break free of the sideways and rollercoaster movements it experienced in the first half of 2005, as investors welcomed a favorable economic backdrop and moderating oil and gasoline prices, which had spiked in the immediate aftermath of Hurricanes Katrina and Rita. The U.S. economy was resilient despite the two hurricanes, four .25% increases in the federal funds rate, high energy prices, and concerns about a possible housing market bubble, declining consumer spending and low savings rates. However, corporate profits were robust. Earnings for companies in the S&P 500 Index climbed 15% in the third quarter, well above expectations. Inflation remained at historic lows, aided by the Federal Reserve Board's measured short-term interest rate increases, spare production capacity across numerous U.S. industries, and the abundance of relatively inexpensive imports from China. Job growth continued its modest but steady upward trend, helping to drive consumer spending.


What factors most influenced Fund performance?

Our sizeable overweight position and favorable stock selection in the energy sector enhanced Fund performance during the period. The energy sector again posted the strongest returns in the S&P 500 Index, as global demand for oil (especially from China) expanded and long-term capacity remained constrained, keeping oil prices elevated. Key contributors included two oil and gas exploration and production companies, EnCana Corp. and Devon Energy Corp., and energy equipment and services companies BJ Services Co. and Transocean Inc. Good stock selection in the materials sector also had a positive effect on performance, mainly because of our emphasis on industrial metals, such as copper and iron ore, through our holdings in BHP Billiton Ltd. and Phelps Dodge Corp. The sector suffered decades of underinvestment in mining capacity while the global economic recovery and industrialization in China, India and several other countries created shortages and pricing power. Another key contributor to relative performance was stock selection in health care. We underweighted large cap pharmaceutical companies, which underperformed, while realizing strong returns from our holdings in the HMO (health maintenance organization) segment (Aetna, Inc., WellPoint, Inc. and UnitedHealth Group, Inc.) and pharmacy benefit managers, including Caremark Rx, Inc.

Hindering Fund performance was weak stock selection in the consumer discretionary sector, where the prices of a few key holdings declined sharply after several quarters of outperformance. American Eagle Outfitters, a specialty retailer, was up approximately 40% year-to-date to July 31, but fell more than 30% after the company reported decelerating earnings growth. Our positions in several homebuilders also posted negative returns as investor sentiment for these stocks cooled late in the period, along with housing sales.


What changes were made to the portfolio during the period?

In light of their strong performance, we sold individual holdings in several sectors, including consumer discretionary (homebuilders and hotels, restaurants and leisure) and materials (metals and mining). Our bullish view of the housing sector for several years has benefited Fund performance. However, we now see the housing market returning to more normal growth patterns. As earnings expectations diminish in 2006, we believe share prices will continue to move lower.



MERRILL LYNCH DISCIPLINED EQUITY FUND, INC.                   NOVEMBER 30, 2005



Within the industrials sector, we trimmed some of our holdings in machinery manufacturers (Danaher Corp., Paccar, Inc. and Deere & Co.) as their earnings began to slow. We reinvested the proceeds in the railroad sector, which is benefiting from a favorable combination of increased demand and constrained capacity. The growth in global trade boosts demand for transportation within the continental United States after the goods arrive at ports. High oil prices make shipping via rail more efficient than trucking for transporting basic goods. As a result, both volume growth and better pricing lead to strong earnings growth for companies such as CSX Corp. and Burlington Resources, Inc.

In health care, we added to our positions in three pharmacy benefit managers - Caremark Rx, Express Scripts, Inc. and MedcoHealth Solutions, Inc. We believe several positive earnings drivers should help propel this market segment going forward - specifically, the rise of generic versus branded pharmaceuticals, incremental usage switching from retail to mail order, and the launch of Medicare Part D. An estimated $45 billion in branded drugs is coming off patent over the next five years. As patients switch to generic drug equivalents, pharmacy benefit managers will realize a boost in profit margins.

Finally, we continue to add to our holdings in aerospace and defense (Lockheed Martin Corp., Raytheon Co. and Boeing Co.). Commercial aircraft orders were up 60% year-over-year at the end of third quarter 2005, partly because of strong demand from China and other emerging countries as they develop and become more prosperous. The backlog in orders at these companies is impressive, and we believe the demand will continue in the near term.


How would you characterize the Fund's position at the close of the period?

We see many encouraging signs that the U.S. economy, despite slowing, will continue a steady upward trend. The key driver of consumer spending is employment, which is more important than the direction of interest rates and extraction of funds from home equity, and we believe job growth will continue to improve steadily. In addition, despite headlines of near-zero savings rates, household balance sheets are in great shape, with liquid deposits at record highs. Inflation remains subdued, with the core Consumer Price Index up a modest 2.1% year-over-year as of the end of third quarter 2005, despite high energy prices. The Federal Reserve Board may discontinue raising short-term interest rates in the absence of inflationary pressures. Both the end of the interest rate hikes and tame inflation are beneficial for stock markets, so we do not believe a defensive stance is warranted. In our view, being in the right industries and stocks will be critical to maintaining the Fund's strong relative performance, and we continue to focus on companies that we believe can generate earnings growth through this part of the cycle, while remaining mindful of valuation ratios.

The Fund's largest overweight remains in the energy sector. We believe growth in demand will continue to outpace capacity gains over the next several years, thereby supporting higher oil and natural gas prices. Many energy sector companies are generating significant free cash flow, which they deploy to strengthen their balance sheets, pay down debt and raise dividends. Our notable energy holdings include Exxon Mobil Corp., Devon Energy, EnCana and Total SA. We anticipate increased spending on oil and gas exploration and production projects, which would benefit oil and gas equipment and services companies. We also favor industrial metals companies, which should continue to benefit from robust growth in emerging Asian economies.

The Fund is selectively overweight in certain industries in other sectors. Within consumer discretionary, we favor the hotels, restaurants and leisure companies. Hotel occupancy has rebounded due to increased business travel, while supply should be constrained for the next several years in the key urban markets. We believe this will result in healthy pricing gains and profit margin expansion and solid earnings growth for the companies. We also are focusing on aerospace and defense stocks in the industrial sector, and health care providers and services within the health care sector. The portfolio also is overweight in capital markets-related stocks in the financial sector. We believe these companies will benefit from the ongoing rise in merger-and-acquisition activity and strong market performance.

The Fund is underweight in consumer staples, pharmaceutical companies and telecommunication services. Most consumer staples stocks trade at a premium while demonstrating below-average earnings growth. The pharmaceuticals industry currently is facing a number of negative factors, including patent expirations on key products, regulatory risk, drug reimportation issues and a dwindling new drug pipeline. We believe telecommunications carriers will continue to see revenue and margin erosion as customers switch to wireless services and emerging Voice over Internet Protocol (VOIP) technology (voice communication via a broadband source such as a digital subscriber line or cable connection).


Andrea Mitroff
Vice President and Portfolio Manager


December 13, 2005



MERRILL LYNCH DISCIPLINED EQUITY FUND, INC.                   NOVEMBER 30, 2005



Performance Data


About Fund Performance


Investors are able to purchase shares of the Fund through multiple pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and an account maintenance fee of 0.25% per year (but no distribution fee).

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after six years. All Class B Shares purchased prior to June 1, 2001 maintain a four-year schedule. In addition, Class B Shares are subject to a distribution fee of 0.75% per year and an account maintenance fee of 0.25% per year. These shares automatically convert to Class A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion.

* Class C Shares are subject to a distribution fee of 0.75% per year and an account maintenance fee of 0.25% per year. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class I Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class I Shares are available only to eligible investors.

None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher than the performance data quoted. Refer to www.mlim.ml.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. In addition, the Fund's Investment Adviser has reimbursed a portion of its fee. Without such reimbursement, the Fund's performance would have been lower.


Recent Performance Results

                                                               6-Month            12-Month       Since Inception
As of November 30, 2005                                      Total Return       Total Return       Total Return
ML Disciplined Equity Fund, Inc.--Class A Shares*               +8.63%             +11.24%            +14.91%
ML Disciplined Equity Fund, Inc.--Class B Shares*               +8.32              +10.48             + 9.38
ML Disciplined Equity Fund, Inc.--Class C Shares*               +8.33              +10.49             + 9.28
ML Disciplined Equity Fund, Inc.--Class I Shares*               +8.79              +11.60             +16.75
S&P 500 (R) Index**                                             +5.88              + 8.44             + 4.97

 * Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund commenced operations on 6/25/99.

** This unmanaged Index covers 500 industrial, utility, transportation and financial companies of the U.S.
   markets (mostly NYSE issues) representing about 75% of NYSE market capitalization and 30% of NYSE issues.
   Since inception total return is from 6/25/99.

   S&P 500 is a registered trademark of the McGraw-Hill Companies.


MERRILL LYNCH DISCIPLINED EQUITY FUND, INC.                   NOVEMBER 30, 2005



Performance Data (concluded)


Average Annual Total Return


                                    Return Without     Return With
                                     Sales Charge     Sales Charge**
Class A Shares*

One Year Ended 11/30/05                 +11.24%           +5.40%
Five Years Ended 11/30/05               + 1.30            +0.22
Inception (6/25/99)
through 11/30/05                        + 2.18            +1.33

 * Maximum sales charge is 5.25%.

 ** Assuming maximum sales charge.



                                        Return            Return
                                     Without CDSC      With CDSC**
Class B Shares*

One Year Ended 11/30/05                 +10.48%           +6.48%
Five Years Ended 11/30/05               + 0.53            +0.14
Inception (6/25/99)
through 11/30/05                        + 1.40            +1.40

 * Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.

** Assuming payment of applicable contingent deferred sales charge.



                                        Return            Return
                                     Without CDSC      With CDSC**
Class C Shares*

One Year Ended 11/30/05                 +10.49%           +9.49%
Five Years Ended 11/30/05               + 0.52            +0.52
Inception (6/25/99)
through 11/30/05                        + 1.39            +1.39

 * Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.

** Assuming payment of applicable contingent deferred sales charge.



                                    Return Without     Return With
                                     Sales Charge     Sales Charge**
Class I Shares*

One Year Ended 11/30/05                 +11.60%           +5.74%
Five Years Ended 11/30/05               + 1.55            +0.46
Inception (6/25/99)
through 11/30/05                        + 2.44            +1.58

 * Maximum sales charge is 5.25%.

** Assuming maximum sales charge.



MERRILL LYNCH DISCIPLINED EQUITY FUND, INC.                   NOVEMBER 30, 2005



Disclosure of Expenses


Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, distribution fees including 12(b)-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on June 1, 2005 and held through November 30, 2005) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.


                                                                                              Expenses Paid
                                                          Beginning            Ending       During the Period*
                                                        Account Value      Account Value     June 1, 2005 to
                                                           June 1,          November 30,       November 30,
                                                             2005               2005               2005
Actual

Class A                                                     $1,000           $1,086.30            $ 8.52
Class B                                                     $1,000           $1,083.20            $12.59
Class C                                                     $1,000           $1,083.30            $12.64
Class I                                                     $1,000           $1,087.90            $ 7.22

Hypothetical (5% annual return before expenses)**

Class A                                                     $1,000           $1,016.93            $ 8.24
Class B                                                     $1,000           $1,013.02            $12.16
Class C                                                     $1,000           $1,012.97            $12.21
Class I                                                     $1,000           $1,018.18            $ 6.98

 * For each class of the Fund, expenses are equal to the annualized expense ratio for the class
   (1.63% for Class A, 2.41% for Class B, 2.42% for Class C and 1.38% for Class I), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.


MERRILL LYNCH DISCIPLINED EQUITY FUND, INC.                   NOVEMBER 30, 2005



Schedule of Investments                                       (in U.S. dollars)


                                                         Shares
Country    Industry           Common Stocks                Held        Value

Australia--1.4%

           Metals & Mining--1.4%

           BHP Billiton Ltd. (a)                       12,800     $     411,776

           Total Common Stocks in Australia                             411,776


Bermuda--1.2%

           Insurance--1.2%

           ACE Ltd.                                     6,000           333,000

           Total Common Stocks in Bermuda                               333,000


Brazil--1.6%

           Metals & Mining--1.1%

           Companhia Vale do Rio Doce
           (Common Shares) (a)                          7,000           303,520

           Oil, Gas & Consumable
           Fuels--0.5%

           Petroleo Brasileiro SA (a)                   2,200           148,720

           Total Common Stocks in Brazil                                452,240


Canada--1.3%

           Oil, Gas & Consumable
           Fuels--1.3%

           EnCana Corp.                                 8,600           381,152

           Total Common Stocks in Canada                                381,152


Finland--0.8%

           Communications
           Equipment--0.8%

           Nokia Oyj (a)                               14,000           239,120

           Total Common Stocks in Finland                               239,120


France--2.2%

           Oil, Gas & Consumable
           Fuels--1.1%

           Total SA (a)                                 2,600           324,194

           Software--1.1%

           Business Objects SA (a)(b)                   8,000           317,920

           Total Common Stocks in France                                642,114


Israel--0.4%

           Software--0.4%

           Check Point Software Technologies (b)        6,000           127,740

           Total Common Stocks in Israel                                127,740


Mexico--0.3%

           Construction Materials--0.3%

           Cemex SA de CV (a)                           1,600            90,080

           Total Common Stocks in Mexico                                 90,080


Netherlands--0.9%

           Diversified Financial
           Services--0.9%

           ING Groep NV (a)                             7,900           255,486

           Total Common Stocks in the
           Netherlands                                                  255,486



                                                         Shares
Country    Industry           Common Stocks                Held        Value

Sweden--0.5%

           Machinery--0.5%

           Volvo AB (a)                                 3,500     $     148,995

           Total Common Stocks in Sweden                                148,995


Switzerland--1.5%

           Electrical Equipment--0.6%

           ABB Ltd. (a)                                20,000           175,000

           Health Care Equipment
           & Supplies--0.9%

           Alcon, Inc.                                  1,900           266,380

           Total Common Stocks in Switzerland                           441,380


United States--84.6%

           Aerospace & Defense--5.0%

           Boeing Co.                                   6,700           456,873
           Lockheed Martin Corp.                        6,100           369,660
           Northrop Grumman Corp.                       4,500           258,165
           Raytheon Co.                                 9,200           353,464
                                                                  -------------
                                                                      1,438,162

           Capital Markets--5.4%

           The Bear Stearns Cos., Inc.                  4,000           443,960
           Goldman Sachs Group, Inc.                    4,000           515,840
           Lehman Brothers Holdings, Inc.               4,000           504,000
           Morgan Stanley                               2,000           112,060
                                                                  -------------
                                                                      1,575,860

           Commercial Banks--4.1%

           Bank of America Corp.                       13,500           619,515
           Barclays Plc (a)                             5,000           203,850
           U.S. Bancorp                                 5,000           151,400
           Wachovia Corp.                               4,000           213,600
                                                                  -------------
                                                                      1,188,365

           Commercial Services
           & Supplies--1.1%

           Robert Half International, Inc.              8,200           313,732

           Communications
           Equipment--3.7%

           Cisco Systems, Inc. (b)                      7,600           133,304
           Corning, Inc. (b)                           16,800           340,200
           Motorola, Inc.                              20,000           481,800
           QUALCOMM, Inc.                               2,500           113,675
                                                                  -------------
                                                                      1,068,979

           Computers & Peripherals--3.6%

           Brocade Communications Systems,
             Inc. (b)                                  15,000            65,550
           Dell, Inc. (b)                               7,300           220,168
           Hewlett-Packard Co.                          9,000           267,030
           International Business Machines Corp.        2,600           231,140
           NCR Corp. (b)                                5,000           169,750
           Sandisk Corp. (b)                            2,000           102,120
                                                                  -------------
                                                                      1,055,758



MERRILL LYNCH DISCIPLINED EQUITY FUND, INC.                   NOVEMBER 30, 2005



Schedule of Investments (continued)                           (in U.S. dollars)


                                                         Shares
Country    Industry           Common Stocks                Held        Value

United States (continued)

           Diversified Consumer
           Services--0.9%

           Career Education Corp. (b)                   7,000     $     261,100

           Diversified Financial
           Services--1.8%

           Citigroup, Inc.                             10,700           519,485

           Electrical Equipment--0.4%

           Rockwell Automation, Inc.                    1,800           101,574

           Electronic Equipment
           & Instruments--0.6%

           Agilent Technologies, Inc. (b)               5,000           178,300

           Energy Equipment
           & Services--3.4%

           BJ Services Co.                             12,600           461,790
           Schlumberger Ltd.                            2,500           239,325
           Transocean, Inc. (b)                         4,600           293,664
                                                                  -------------
                                                                        994,779

           Food Products--0.6%

           General Mills, Inc.                          2,000            95,060
           The Hershey Co.                              1,400            75,908
                                                                  -------------
                                                                        170,968

           Health Care Equipment
           & Supplies--0.9%

           Becton Dickinson & Co.                       4,300           250,389

           Health Care Providers
           & Services--7.3%

           Aetna, Inc.                                  5,000           462,450
           Caremark Rx, Inc. (b)                        5,400           277,506
           Cigna Corp.                                  1,300           146,276
           Express Scripts, Inc. (b)                    2,500           211,150
           HCA, Inc.                                    1,800            91,782
           Medco Health Solutions, Inc. (b)             2,000           107,300
           UnitedHealth Group, Inc.                     8,400           502,824
           WellPoint, Inc. (b)                          4,200           322,686
                                                                  -------------
                                                                      2,121,974

           Hotels, Restaurants
           & Leisure--4.1%

           Hilton Hotels Corp.                         11,600           254,272
           Marriott International, Inc. Class A         6,500           419,965
           McDonald's Corp.                             5,000           169,250
           Starwood Hotels & Resorts
             Worldwide, Inc.                            5,600           338,800
                                                                  -------------
                                                                      1,182,287



                                                         Shares
Country    Industry           Common Stocks                Held        Value

United States (continued)

           Household Durables--2.8%

           Black & Decker Corp.                         1,000     $      87,810
           Pulte Homes, Inc.                            6,600           274,758
           Ryland Group, Inc.                           4,000           286,160
           Toll Brothers, Inc. (b)                      4,800           165,120
                                                                  -------------
                                                                        813,848

           IT Services--0.7%

           Automatic Data Processing, Inc.              4,400           206,800

           Industrial
           Conglomerates--2.8%

           General Electric Co.                        12,700           453,644
           Tyco International Ltd.                     12,300           350,796
                                                                  -------------
                                                                        804,440

           Insurance--5.3%

           The Allstate Corp.                           6,500           364,650
           Hartford Financial Services Group, Inc.      5,000           436,850
           Metlife, Inc.                                5,500           282,920
           The St. Paul Travelers Cos., Inc.            3,400           158,202
           W.R. Berkley Corp.                           6,500           303,030
                                                                  -------------
                                                                      1,545,652

           Metals & Mining--1.1%

           Phelps Dodge Corp.                           2,300           312,041

           Multiline Retail--1.8%

           JC Penney Co., Inc.                          6,800           356,796
           Target Corp.                                 3,200           171,232
                                                                  -------------
                                                                        528,028

           Office Electronics--0.3%

           Xerox Corp. (b)                              6,000            85,200

           Oil, Gas & Consumable
           Fuels--9.1%

           Apache Corp.                                 2,700           176,256
           Burlington Resources, Inc.                   3,200           231,200
           ConocoPhillips                               4,000           242,040
           Devon Energy Corp.                           7,300           439,460
           Exxon Mobil Corp.                           15,700           911,071
           Occidental Petroleum Corp.                   4,800           380,640
           Valero Energy Corp.                          2,600           250,120
                                                                  -------------
                                                                      2,630,787

           Pharmaceuticals--3.3%

           Johnson & Johnson                           10,000           617,500
           King Pharmaceuticals, Inc. (b)               6,000            94,380
           Pfizer, Inc.                                12,000           254,400
                                                                  -------------
                                                                        966,280



MERRILL LYNCH DISCIPLINED EQUITY FUND, INC.                   NOVEMBER 30, 2005



Schedule of Investments (concluded)                           (in U.S. dollars)


                                                         Shares
Country    Industry           Common Stocks                Held        Value

United States (continued)

           Road & Rail--2.4%

           Burlington Northern Santa Fe Corp.           3,500     $     231,630
           CSX Corp.                                    3,400           165,376
           Norfolk Southern Corp.                       6,500           287,560
                                                                  -------------
                                                                        684,566

           Semiconductors & Semiconductor
           Equipment--3.1%

           Intel Corp.                                 17,000           453,560
           Texas Instruments, Inc.                     13,600           441,728
                                                                  -------------
                                                                        895,288

           Software--3.2%

           Microsoft Corp.                             27,500           762,025
           Oracle Corp. (b)                            13,200           165,924
                                                                  -------------
                                                                        927,949

           Specialty Retail--2.2%

           American Eagle Outfitters                    4,500           102,420
           Best Buy Co., Inc.                           4,600           221,904
           Staples, Inc.                               12,850           296,835
                                                                  -------------
                                                                        621,159



                                                         Shares
Country    Industry           Common Stocks                Held        Value

United States (concluded)

           Thrifts & Mortgage Finance--3.6%

           Countrywide Financial Corp.                  9,000     $     313,290
           Fannie Mae                                   2,500           120,125
           Freddie Mac                                  5,500           343,475
           Golden West Financial Corp.                  4,200           272,118
                                                                  -------------
                                                                      1,049,008

           Total Common Stocks in the United States                  24,492,758

           Total Common Stocks
           (Cost--$20,674,556)--96.7%                                28,015,841



                                                   Beneficial
           Short-Term Securities                     Interest

           Merrill Lynch Liquidity Series, LLC
             Cash Sweep Series I (c)               $  885,972           885,972

           Total Short-Term Securities
           (Cost--$885,972)--3.1%                                       885,972

Total Investments (Cost--$21,560,528*)--99.8%                        28,901,813
Other Assets Less Liabilities--0.2%                                      54,766
                                                                  -------------
Net Assets--100.0%                                                $  28,956,579
                                                                  =============

    For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

  * The cost and unrealized appreciation (depreciation) of investments as of November 30, 2005, as computed for federal income tax purposes, were as follows:

    Aggregate cost                                 $     21,770,614
                                                   ================
    Gross unrealized appreciation                  $      7,456,157
    Gross unrealized depreciation                         (324,958)
                                                   ----------------
    Net unrealized appreciation                    $      7,131,199
                                                   ================

(a) Depositary receipts.

(b) Non-income producing security.

(c) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

                                                  Net          Interest
    Affiliate                                   Activity        Income

    Merrill Lynch Liquidity Series, LLC
      Cash Sweep Series I                      $  70,757       $ 15,571
    Merrill Lynch Liquidity Series, LLC
      Money Market Series                           --         $     36

    See Notes to Financial Statements.



MERRILL LYNCH DISCIPLINED EQUITY FUND, INC.                   NOVEMBER 30, 2005


Statement of Assets and Liabilities

As of November 30, 2005
Assets

       Investments in unaffiliated securities, at value (identified cost--$20,674,556)                            $    28,015,841
       Investments in affiliated securities, at value (identified cost--$885,972)                                         885,972
       Cash                                                                                                                   199
       Receivables:
           Dividends                                                                           $        70,478
           Capital shares sold                                                                           1,866             72,344
                                                                                               ---------------
       Prepaid expenses                                                                                                    67,356
                                                                                                                  ---------------
       Total assets                                                                                                    29,041,712
                                                                                                                  ---------------

Liabilities

       Payables:
           Capital shares redeemed                                                                      42,562
           Distributor                                                                                  15,557
           Other affiliates                                                                              9,193
           Investment adviser                                                                            5,560             72,872
                                                                                               ---------------
       Accrued expenses                                                                                                    12,261
                                                                                                                  ---------------
       Total liabilities                                                                                                   85,133
                                                                                                                  ---------------

Net Assets

       Net assets                                                                                                 $    28,956,579
                                                                                                                  ===============

Net Assets Consist of

       Class A Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                              $        85,937
       Class B Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                                      109,429
       Class C Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                                       48,363
       Class I Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                                       24,940
       Paid-in capital in excess of par                                                                                27,412,186
       Accumulated investment loss--net                                                        $      (89,276)
       Accumulated realized capital losses--net                                                    (5,976,285)
       Unrealized appreciation--net                                                                  7,341,285
                                                                                               ---------------
       Total accumulated earnings--net                                                                                  1,275,724
                                                                                                                  ---------------
       Net Assets                                                                                                 $    28,956,579
                                                                                                                  ===============

Net Asset Value

       Class A--Based on net assets of $9,526,069 and 859,371 shares outstanding                                  $         11.08
                                                                                                                  ===============
       Class B--Based on net assets of $11,528,753 and 1,094,288 shares outstanding                               $         10.54
                                                                                                                  ===============
       Class C--Based on net assets of $5,092,331 and 483,632 shares outstanding                                  $         10.53
                                                                                                                  ===============
       Class I--Based on net assets of $2,809,426 and 249,402 shares outstanding                                  $         11.26
                                                                                                                  ===============

       See Notes to Financial Statements.


MERRILL LYNCH DISCIPLINED EQUITY FUND, INC.                   NOVEMBER 30, 2005


Statement of Operations

For the Six Months Ended November 30, 2005
Investment Income

       Dividends (net of $2,666 foreign withholding tax)                                                          $       199,033
       Interest from affiliates                                                                                            15,571
       Securities lending--net                                                                                                 36
                                                                                                                  ---------------
       Total income                                                                                                       214,640
                                                                                                                  ---------------

Expenses

       Investment advisory fees                                                                $        95,406
       Account maintenance and distribution fees--Class B                                               61,708
       Accounting services                                                                              30,982
       Account maintenance and distribution fees--Class C                                               25,160
       Professional fees                                                                                23,618
       Registration fees                                                                                21,566
       Printing and shareholder reports                                                                 19,152
       Transfer agent fees--Class B                                                                     14,685
       Directors' fees and expenses                                                                     13,684
       Account maintenance fees--Class A                                                                11,532
       Transfer agent fees--Class A                                                                      9,741
       Transfer agent fees--Class C                                                                      6,110
       Custodian fees                                                                                    5,509
       Transfer agent fees--Class I                                                                      2,908
       Pricing fees                                                                                        581
       Other                                                                                             9,663
                                                                                               ---------------
       Total expenses before reimbursement                                                             352,005
       Reimbursement of expenses                                                                      (48,089)
                                                                                               ---------------
       Total expenses after reimbursement                                                                                 303,916
                                                                                                                  ---------------
       Investment loss--net                                                                                              (89,276)
                                                                                                                  ---------------

Realized & Unrealized Gain--Net

       Realized gain on investments--net                                                                                1,192,973
       Change in unrealized appreciation on investments--net                                                            1,299,157
                                                                                                                  ---------------
       Total realized and unrealized gain--net                                                                          2,492,130
                                                                                                                  ---------------
       Net Increase in Net Assets Resulting from Operations                                                       $     2,402,854
                                                                                                                  ===============

       See Notes to Financial Statements.


MERRILL LYNCH DISCIPLINED EQUITY FUND, INC.                   NOVEMBER 30, 2005


Statements of Changes in Net Assets
                                                                                                  For the Six         For the
                                                                                                  Months Ended       Year Ended
                                                                                                  November 30,        May 31,
Increase (Decrease) in Net Assets:                                                                    2005              2005
Operations

       Investment loss--net                                                                    $      (89,276)    $     (153,209)
       Realized gain--net                                                                            1,192,973          3,940,541
       Change in unrealized appreciation--net                                                        1,299,157        (1,100,243)
                                                                                               ---------------    ---------------
       Net increase in net assets resulting from operations                                          2,402,854          2,687,089
                                                                                               ---------------    ---------------

Capital Share Transactions

       Net decrease in net assets derived from capital share transactions                          (3,384,260)       (15,563,122)
                                                                                               ---------------    ---------------

Net Assets

       Total decrease in net assets                                                                  (981,406)       (12,876,033)
       Beginning of period                                                                          29,937,985         42,814,018
                                                                                               ---------------    ---------------
       End of period*                                                                          $    28,956,579    $    29,937,985
                                                                                               ===============    ===============
           * Accumulated investment loss--net                                                  $      (89,276)                 --
                                                                                               ===============    ===============

             See Notes to Financial Statements.


MERRILL LYNCH DISCIPLINED EQUITY FUND, INC.                   NOVEMBER 30, 2005


Financial Highlights
                                                                                              Class A
                                                                  For the Six
                                                                  Months Ended
The following per share data and ratios have been derived         November 30,              For the Year Ended May 31,
from information provided in the financial statements.                2005         2005         2004         2003         2002
Per Share Operating Performance

       Net asset value, beginning of period                       $    10.20    $     9.40   $     8.08   $     9.28   $    10.88
                                                                  ----------    ----------   ----------   ----------   ----------
       Investment income (loss)--net**                                 (.01)          --++        (.02)        (.04)        (.04)
       Realized and unrealized gain (loss)--net                          .89           .80         1.34       (1.16)       (1.19)
                                                                  ----------    ----------   ----------   ----------   ----------
       Total from investment operations                                  .88           .80         1.32       (1.20)       (1.23)
                                                                  ----------    ----------   ----------   ----------   ----------
       Less distributions from realized gain--net                         --            --           --           --        (.37)
                                                                  ----------    ----------   ----------   ----------   ----------
       Net asset value, end of period                             $    11.08    $    10.20   $     9.40   $     8.08   $     9.28
                                                                  ==========    ==========   ==========   ==========   ==========

Total Investment Return***

       Based on net asset value per share                           8.63%+++         8.51%       16.34%     (12.93%)     (11.54%)
                                                                  ==========    ==========   ==========   ==========   ==========

Ratios to Average Net Assets

       Expenses, net of reimbursement                                 1.63%*         1.63%        1.61%        1.91%        1.54%
                                                                  ==========    ==========   ==========   ==========   ==========
       Expenses                                                       1.96%*         1.77%        1.65%        1.92%        1.54%
                                                                  ==========    ==========   ==========   ==========   ==========
       Investment income (loss)--net                                 (.16%)*          .03%       (.23%)       (.53%)       (.37%)
                                                                  ==========    ==========   ==========   ==========   ==========

Supplemental Data

       Net assets, end of period (in thousands)                   $    9,526    $    8,888   $   14,775   $    4,836   $    5,790
                                                                  ==========    ==========   ==========   ==========   ==========
       Portfolio turnover                                             18.72%        46.99%       95.70%      108.29%      139.17%
                                                                  ==========    ==========   ==========   ==========   ==========

         * Annualized.

        ** Based on average shares outstanding.

       *** Total investment returns exclude the effect of sales charges.

        ++ Amount is less than $.01 per share.

       +++ Aggregate total investment return.

           See Notes to Financial Statements.


MERRILL LYNCH DISCIPLINED EQUITY FUND, INC.                   NOVEMBER 30, 2005


Financial Highlights (continued)
                                                                                              Class B
                                                                  For the Six
                                                                  Months Ended
The following per share data and ratios have been derived         November 30,              For the Year Ended May 31,
from information provided in the financial statements.                2005         2005         2004         2003         2002
Per Share Operating Performance

       Net asset value, beginning of period                       $     9.73    $     9.04   $     7.83   $     9.06   $    10.72
                                                                  ----------    ----------   ----------   ----------   ----------
       Investment loss--net**                                          (.05)         (.07)        (.09)        (.10)        (.11)
       Realized and unrealized gain (loss)--net                          .86           .76         1.30       (1.13)       (1.18)
                                                                  ----------    ----------   ----------   ----------   ----------
       Total from investment operations                                  .81           .69         1.21       (1.23)       (1.29)
                                                                  ----------    ----------   ----------   ----------   ----------
       Less distributions from realized gain--net                         --            --           --           --        (.37)
                                                                  ----------    ----------   ----------   ----------   ----------
       Net asset value, end of period                             $    10.54    $     9.73   $     9.04   $     7.83   $     9.06
                                                                  ==========    ==========   ==========   ==========   ==========

Total Investment Return***

       Based on net asset value per share                            8.32%++         7.63%       15.45%     (13.58%)     (12.30%)
                                                                  ==========    ==========   ==========   ==========   ==========

Ratios to Average Net Assets

       Expenses, net of reimbursement                                 2.41%*         2.41%        2.39%        2.69%        2.32%
                                                                  ==========    ==========   ==========   ==========   ==========
       Expenses                                                       2.74%*         2.56%        2.43%        2.70%        2.32%
                                                                  ==========    ==========   ==========   ==========   ==========
       Investment loss--net                                          (.96%)*        (.76%)      (1.01%)      (1.32%)      (1.15%)
                                                                  ==========    ==========   ==========   ==========   ==========

Supplemental Data

       Net assets, end of period (in thousands)                   $   11,529    $   13,294   $   18,571   $   22,943   $   36,190
                                                                  ==========    ==========   ==========   ==========   ==========
       Portfolio turnover                                             18.72%        46.99%       95.70%      108.29%      139.17%
                                                                  ==========    ==========   ==========   ==========   ==========

         * Annualized.

        ** Based on average shares outstanding.

       *** Total investment returns exclude the effect of sales charges.

        ++ Aggregate total investment return.

           See Notes to Financial Statements.


MERRILL LYNCH DISCIPLINED EQUITY FUND, INC.                   NOVEMBER 30, 2005


Financial Highlights (continued)
                                                                                              Class C
                                                                  For the Six
                                                                  Months Ended
The following per share data and ratios have been derived         November 30,              For the Year Ended May 31,
from information provided in the financial statements.                2005         2005         2004         2003         2002
Per Share Operating Performance

       Net asset value, beginning of period                       $     9.72    $     9.03   $     7.83   $     9.06   $    10.72
                                                                  ----------    ----------   ----------   ----------   ----------
       Investment loss--net**                                          (.05)         (.07)        (.09)        (.10)        (.11)
       Realized and unrealized gain (loss)--net                          .86           .76         1.29       (1.13)       (1.18)
                                                                  ----------    ----------   ----------   ----------   ----------
       Total from investment operations                                  .81           .69         1.20       (1.23)       (1.29)
                                                                  ----------    ----------   ----------   ----------   ----------
       Less distributions from realized gain--net                         --            --           --           --        (.37)
                                                                  ----------    ----------   ----------   ----------   ----------
       Net asset value, end of period                             $    10.53    $     9.72   $     9.03   $     7.83   $     9.06
                                                                  ==========    ==========   ==========   ==========   ==========

Total Investment Return***

       Based on net asset value per share                            8.33%++         7.64%       15.33%     (13.58%)     (12.29%)
                                                                  ==========    ==========   ==========   ==========   ==========

Ratios to Average Net Assets

       Expenses, net of reimbursement                                 2.42%*         2.42%        2.40%        2.70%        2.33%
                                                                  ==========    ==========   ==========   ==========   ==========
       Expenses                                                       2.74%*         2.56%        2.44%        2.71%        2.33%
                                                                  ==========    ==========   ==========   ==========   ==========
       Investment loss--net                                          (.94%)*        (.77%)      (1.02%)      (1.32%)      (1.16%)
                                                                  ==========    ==========   ==========   ==========   ==========

Supplemental Data

       Net assets, end of period (in thousands)                   $    5,092    $    5,025   $    6,472   $    6,316   $    7,665
                                                                  ==========    ==========   ==========   ==========   ==========
       Portfolio turnover                                             18.72%        46.99%       95.70%      108.29%      139.17%
                                                                  ==========    ==========   ==========   ==========   ==========

         * Annualized.

        ** Based on average shares outstanding.

       *** Total investment returns exclude the effect of sales charges.

        ++ Aggregate total investment return.

           See Notes to Financial Statements.


MERRILL LYNCH DISCIPLINED EQUITY FUND, INC.                   NOVEMBER 30, 2005


Financial Highlights (concluded)
                                                                                              Class I
                                                                  For the Six
                                                                  Months Ended
The following per share data and ratios have been derived         November 30,              For the Year Ended May 31,
from information provided in the financial statements.                2005         2005         2004         2003         2002
Per Share Operating Performance

       Net asset value, beginning of period                       $    10.35    $     9.52   $     8.16   $     9.35   $    10.94
                                                                  ----------    ----------   ----------   ----------   ----------
       Investment income (loss)--net**                                  --++           .03         --++        (.02)        (.01)
       Realized and unrealized gain (loss)--net                          .91           .80         1.36       (1.17)       (1.21)
                                                                  ----------    ----------   ----------   ----------   ----------
       Total from investment operations                                  .91           .83         1.36       (1.19)       (1.22)
                                                                  ----------    ----------   ----------   ----------   ----------
       Less distributions from realized gain--net                         --            --           --           --        (.37)
                                                                  ----------    ----------   ----------   ----------   ----------
       Net asset value, end of period                             $    11.26    $    10.35   $     9.52   $     8.16   $     9.35
                                                                  ==========    ==========   ==========   ==========   ==========

Total Investment Return***

       Based on net asset value per share                           8.79%+++         8.72%       16.67%     (12.73%)     (11.38%)
                                                                  ==========    ==========   ==========   ==========   ==========

Ratios to Average Net Assets

       Expenses, net of reimbursement                                 1.38%*         1.38%        1.37%        1.66%        1.29%
                                                                  ==========    ==========   ==========   ==========   ==========
       Expenses                                                       1.71%*         1.53%        1.41%        1.67%        1.29%
                                                                  ==========    ==========   ==========   ==========   ==========
       Investment income (loss)--net                                   .08%*          .28%         .01%       (.29%)       (.12%)
                                                                  ==========    ==========   ==========   ==========   ==========

Supplemental Data

       Net assets, end of period (in thousands)                   $    2,809    $    2,731   $    2,996   $    3,094   $    4,502
                                                                  ==========    ==========   ==========   ==========   ==========
       Portfolio turnover                                             18.72%        46.99%       95.70%      108.29%      139.17%
                                                                  ==========    ==========   ==========   ==========   ==========

         * Annualized.

        ** Based on average shares outstanding.

       *** Total investment returns exclude the effect of sales charges.

        ++ Amount is less than $.01 per share.

       +++ Aggregate total investment return.

           See Notes to Financial Statements.


MERRILL LYNCH DISCIPLINED EQUITY FUND, INC.                   NOVEMBER 30, 2005



Notes to Financial Statements


1. Significant Accounting Policies:
Merrill Lynch Disciplined Equity Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The Fund offers multiple classes of shares. Shares of Class A and Class I are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B and Class C Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Class B shareholders may vote on certain changes to the Class A distribution plan). Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains and losses on investments and foreign currency transactions are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Equity securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued based upon quoted fair valuations received daily by the Fund from a pricing service or counterparty. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations.

Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Fund's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund.

Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Fund's Board of Directors.



MERRILL LYNCH DISCIPLINED EQUITY FUND, INC.                   NOVEMBER 30, 2005



Notes to Financial Statements (continued)


(b) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments. The Fund invests in foreign securities, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations.

(c) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Forward foreign exchange contracts--The Fund may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

* Options--The Fund may purchase and write covered call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added
to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.



MERRILL LYNCH DISCIPLINED EQUITY FUND, INC.                   NOVEMBER 30, 2005



Notes to Financial Statements (continued)


(h) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLIM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. As compensation for its services to the Fund, MLIM receives monthly compensation at the annual rate of .65% of the average daily net assets of the Fund.

MLIM has entered into a contractual arrangement with the Fund under which the expenses incurred by each class of shares of the Fund (excluding investment advisory, distribution and/or account maintenance fees) will not exceed .75%. This arrangement has a one-year term and is renewable. For the six months ended November 30, 2005, MLIM reimbursed the Fund in the amount of $48,089.

MLIM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of MLIM, pursuant to which MLAM U.K. provides investment advisory services to MLIM with respect to the Fund. There is no increase in the aggregate fees paid by the Fund for these services.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12(b)-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                                             Account
                                         Maintenance       Distribution
                                                 Fee                Fee

Class A                                         .25%                 --
Class B                                         .25%               .75%
Class C                                         .25%               .75%


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of MLIM, also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B and Class C shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended November 30, 2005, FAMD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A Shares as follows:

                                                FAMD             MLPF&S

Class A                                      $   139           $  3,440
Class I                                      $     1           $     12



MERRILL LYNCH DISCIPLINED EQUITY FUND, INC.                   NOVEMBER 30, 2005



Notes to Financial Statements (continued)


For the six months ended November 30, 2005, MLPF&S received contingent deferred sales charges of $8,642 and $80 relating to transactions in Class B and Class C Shares, respectively.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM or its affiliates. For the six months ended November 30, 2005, MLIM, LLC received $16 in securities lending agent fees.

In addition, MLPF&S received $3,953 in commissions on the execution of portfolio security transactions for the Fund for the six months ended November 30, 2005.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

For the six months ended November 30, 2005, the Fund reimbursed MLIM $314 for certain accounting services.

Certain officers and/or trustees of the Fund are officers and/or directors of MLIM, PSI, MLAM U.K., FDS, FAMD, ML & Co., and/or MLIM, LLC.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended November 30, 2005 were $5,316,344 and $8,847,491, respectively.


4. Capital Share Transactions:
The net decrease in net assets derived from capital share transactions were $3,384,260 and $15,563,122 for the six months ended November 30, 2005 and for the year ended May 31, 2005, respectively.


Transactions in shares for each class were as follows:


Class A Shares for the
Six Months Ended                                                 Dollar
November 30, 2005                             Shares             Amount

Shares sold                                   19,485    $       208,703
Automatic conversion of shares                10,526            112,882
                                     ---------------    ---------------
Total issued                                  30,011            321,585
Shares redeemed                             (42,170)          (449,339)
                                     ---------------    ---------------
Net decrease                                (12,159)    $     (127,754)
                                     ===============    ===============


Class A Shares for the Year                                      Dollar
Ended May 31, 2005                            Shares             Amount

Shares sold                                   54,726    $       520,615
Automatic conversion of shares                32,491            319,836
                                     ---------------    ---------------
Total issued                                  87,217            840,451
Shares redeemed                            (787,590)        (7,685,496)
                                     ---------------    ---------------
Net decrease                               (700,373)    $   (6,845,045)
                                     ===============    ===============


Class B Shares for the
Six Months Ended                                                 Dollar
November 30, 2005                             Shares             Amount

Shares sold                                   20,315    $       204,217
                                     ---------------    ---------------
Shares redeemed                            (281,234)        (2,857,293)
Automatic conversion of shares              (11,057)          (112,882)
                                     ---------------    ---------------
Total redeemed                             (292,291)        (2,970,175)
                                     ---------------    ---------------
Net decrease                               (271,976)    $   (2,765,958)
                                     ===============    ===============


Class B Shares for the Year                                      Dollar
Ended May 31, 2005                            Shares             Amount

Shares sold                                   65,482    $       619,659
                                     ---------------    ---------------
Shares redeemed                            (719,851)        (6,687,262)
Automatic conversion of shares              (33,911)          (319,836)
                                     ---------------    ---------------
Total redeemed                             (753,762)        (7,007,098)
                                     ---------------    ---------------
Net decrease                               (688,280)    $   (6,387,439)
                                     ===============    ===============


Class C Shares for the
Six Months Ended                                                 Dollar
November 30, 2005                             Shares             Amount

Shares sold                                   35,543    $       360,743
Shares redeemed                             (68,640)          (699,289)
                                     ---------------    ---------------
Net decrease                                (33,097)    $     (338,546)
                                     ===============    ===============



MERRILL LYNCH DISCIPLINED EQUITY FUND, INC.                   NOVEMBER 30, 2005



Notes to Financial Statements (concluded)


Class C Shares for the Year                                      Dollar
Ended May 31, 2005                            Shares             Amount

Shares sold                                   59,540    $       563,086
Shares redeemed                            (259,173)        (2,389,796)
                                     ---------------    ---------------
Net decrease                               (199,633)    $   (1,826,710)
                                     ===============    ===============


Class I Shares for the
Six Months Ended                                                 Dollar
November 30, 2005                             Shares             Amount

Shares sold                                   13,036    $       142,877
Shares redeemed                             (27,486)          (294,879)
                                     ---------------    ---------------
Net decrease                                (14,450)    $     (152,002)
                                     ===============    ===============


Class I Shares for the Year                                      Dollar
Ended May 31, 2005                            Shares             Amount

Shares sold                                   28,450    $       285,833
Shares redeemed                             (79,430)          (789,761)
                                     ---------------    ---------------
Net decrease                                (50,980)    $     (503,928)
                                     ===============    ===============


5. Short-Term Borrowings:
The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders, which was renewed for one year in November 2005. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .07% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each Fund's election, the federal funds rate plus .50% or a base rate as defined in the credit agreement. The Fund did not borrow under the credit agreement during the six months ended November 30, 2005.


6. Capital Loss Carryforward:
On May 31, 2005, the Fund had a net capital loss carryforward of $6,959,172, all of which expires in 2011. This amount will be available to offset like amounts of any future taxable gains.



MERRILL LYNCH DISCIPLINED EQUITY FUND, INC.                   NOVEMBER 30, 2005



Disclosure of Investment Advisory Agreement


Activities of and Composition of the Board of Directors

All but one member of the Board of Directors is an independent director whose only affiliation with Merrill Lynch Investment Managers, L.P. (the "Investment Adviser") or other Merrill Lynch affiliates is as a director of the Fund and as a trustee or director of certain other funds advised by the Investment Adviser or its affiliates. The Chairman of the Board is also an independent director. New director nominees are chosen as nominees by a Nominating Committee comprised of independent directors. All independent directors also are members of the Board's Audit Committee and the independent directors meet in executive session at each in-person Board meeting. The Board and the Audit Committee meet in person for at least two days each quarter and conduct other in-person and telephone meetings throughout the year, some of which are formal board meetings, and some of which are informational meetings. The independent counsel to the independent directors attends all in-person Board and Audit Committee meetings and other meetings at the independent directors' request.


Investment Advisory Agreement--Matters Considered by the Board

Every year, the Board considers approval of the Fund's investment advisory agreement (the "Investment Advisory Agreement"). The Board also annually reviews and considers approval of the sub-advisory agreement on behalf of the Fund between the Investment Adviser and an affiliate. The Board assesses the nature, scope and quality of the services provided to the Fund by the personnel of the Investment Adviser, the sub-adviser and their affiliates, including administrative services, shareholder services, oversight of fund accounting, marketing services and assistance in meeting legal and regulatory requirements. The Board also receives and assesses information regarding the services provided to the Fund by certain unaffiliated service providers.

At various times throughout the year, the Board also considers a range of information in connection with its oversight of the services provided by the Investment Adviser and its affiliates, including the sub-adviser. Among the matters considered are: (a) fees (in addition to management fees) paid to the Investment Adviser and its affiliates by the Fund, such as transfer agency fees and fees for marketing and distribution; (b) Fund operating expenses paid to third parties; (c) the resources devoted to and compliance reports relating to the Fund's investment objective, policies and restrictions, and its compliance with its Code of Ethics and the Investment Adviser's compliance policies and procedures; and (d) the nature, cost and character of non-investment management services provided by the Investment Adviser and its affiliates.

The Board believes that the Investment Adviser is one of the most experienced global asset management firms and considers the overall services provided by the Investment Adviser to be of high quality. The Board also believes that the Investment Adviser is financially sound and well managed and notes that the Investment Adviser is affiliated with one of America's largest financial firms. The Board works closely with the Investment Adviser in overseeing the Investment Adviser's efforts to achieve good performance. As part of this effort, the Board discusses portfolio manager effectiveness and, when performance is not satisfactory, discusses with the Investment Adviser taking steps such as changing investment personnel.


Annual Consideration of Approval by the Board of Directors

In the period prior to the Board meeting to consider renewal of the Investment Advisory Agreement and the sub-advisory agreement, the Board requests and receives materials specifically relating to the Fund's Investment Advisory Agreement and/or the sub-advisory agreement. These materials include (a) information compiled by Lipper Inc. ("Lipper") on the fees and expenses and the investment performance of the Fund as compared to a comparable group of funds as classified by Lipper; (b) sales and redemption data for the Fund; (c) a discussion by the Fund's portfolio management team of investment strategies used by the Fund during its most recent fiscal year; (d) information on the profitability to the Investment Adviser and its affiliates of the Investment Advisory Agreement, the sub-advisory agreement and other relationships with the Fund; and (e) information provided by the Investment Adviser concerning investment advisory fees charged to other clients, such as offshore funds, under similar investment mandates. Since the sub-advisory services are provided by Merrill Lynch Asset Management U.K. Limited, an affiliate of the Investment Adviser, and no additional fee is paid for these services, the Board considered the sub-advisory agreement and Investment Advisory Agreement together. The Board also considers other matters it deems important to the approval process such as payments made to the Investment Adviser or its affiliates relating to the distribution of Fund shares, services related to the valuation and pricing of Fund portfolio holdings, allocation of Fund brokerage fees (including the related benefits to the Investment Adviser of "soft dollars"), the Fund's portfolio turnover statistics, and direct and indirect benefits to the Investment Adviser and the sub-adviser and their affiliates from their relationship with the Fund.



MERRILL LYNCH DISCIPLINED EQUITY FUND, INC.                   NOVEMBER 30, 2005



Certain Specific Renewal Data

In connection with the most recent renewal of the Fund's Investment Advisory Agreement and the sub-advisory agreement in November 2005, the independent directors' and Board's review included the following:

Services Provided by the Investment Adviser--The Board reviewed the nature, extent and quality of services provided by the Investment Adviser, including the investment advisory services and the resulting performance of the Fund, and the sub-adviser. The Board focused primarily on the Investment Adviser's investment advisory services and the Fund's investment performance, having concluded that the other services provided to the Fund by the Investment Adviser were satisfactory. The Board compared Fund performance - both including and excluding the effects of the Fund's fees and expenses - to the performance of a comparable group of mutual funds, and the performance of a relevant index or combination of indexes. While the Board reviews performance data at least quarterly, consistent with the Investment Adviser's investment goals, the Board attaches more importance to performance over relatively long periods of time, typically three to five years. The Fund's performance after fees and expenses ranked in the first quintile for the one-year and five-year periods ended August 31, 2005 and in the second quintile for the three-year period ended August 31, 2005. The Board concluded that the Fund's performance supported the continuation of the Investment Advisory Agreement.

The Investment Adviser's Personnel and Investment Process--The Board reviews at least annually the Fund's investment objectives and strategies. The Board discusses with senior management of the Investment Adviser responsible for investment operations and the senior management of the Investment Adviser's equity investing group the strategies being used to achieve the stated objectives. Among other things, the Board considers the size, education and experience of the Investment Adviser's investment staff, its use of technology, and the Investment Adviser's approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also reviews the Investment Adviser's compensation policies and practices with respect to the Fund's portfolio managers. The Board also considered the experience of the Fund's portfolio manager and noted that Ms. Mitroff has more than five years experience in portfolio management; moreover, the Investment Adviser, the sub-adviser and their investment staff have extensive experience in analyzing and managing the types of investments used by the Fund and the Investment Adviser has added staff focused on risk management. The Board concluded that the Fund benefits from that expertise.

Management Fees and Other Expenses--The Board reviews the Fund's contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels - the actual rate includes advisory and administrative service fees and the effects of any fee waivers - compared to the other funds in its Lipper category. It also compares the Fund's total expenses to those of other comparable funds. The Board considered the services provided to and the fees charged by the Investment Adviser to other types of clients with similar investment mandates, such as offshore funds and retail insurance funds. The Board noted that the fees charged to offshore funds exceeded those being charged to the Fund. The fees charged to the retail insurance fund were less than the contractual management fee not taking into account the fee waivers in place. The Fund's contractual management fee rate and actual management fee rates were below the median fee charged by comparable funds as determined by Lipper. The Fund's actual total expenses were higher than the median expenses of such comparable funds. The Board has concluded that the Fund's management fee rate (including waivers) and overall expense ratio are reasonable when compared to those of other comparable funds.

Profitability--The Board considers the cost of the services provided to the Fund by the Investment Adviser, and the Investment Adviser's and its affiliates' profits relating to the management and distribution of the Fund and the MLIM/FAM-advised funds. As part of its analysis, the Board reviewed the Investment Adviser's methodology in allocating its costs to the management of the Fund and concluded that there was a reasonable basis for the allocation. The Board also considered the federal court decisions discussing an investment adviser's profitability and profitability levels considered to be reasonable in those decisions. The Board believes that the profits of the Investment Adviser and its affiliates are acceptable in relation to the nature and quality of services provided and given the level of fees (including the fee waivers) and expenses overall.

Economies of Scale--The Board considered the extent to which economies of scale might be realized as the assets of the Fund increase and whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in these economies of scale. The Board considered that the fee waivers implemented by the Investment Adviser act as effective breakpoints being based on assets under management and the Board will continue to seek information relating to economies of scale.


Conclusion

After the independent directors deliberated in executive session, the entire Board, including all of the independent directors, approved the renewal of the existing Investment Advisory Agreement and sub-advisory agreement, concluding that the advisory fee (including fee waivers) was reasonable in relation to the services provided and that a contract renewal was in the best interests of the shareholders.



MERRILL LYNCH DISCIPLINED EQUITY FUND, INC.                   NOVEMBER 30, 2005



Officers and Directors


Robert C. Doll, Jr., President and Director
Donald W. Burton, Director
Laurie Simon Hodrick, Director
David H. Walsh, Director
John Francis O'Brien, Director
Fred G. Weiss, Director
Donald C. Burke, Vice President and Treasurer
Andrea Mitroff, Vice President and Portfolio Manager
Jeffrey Hiller, Chief Compliance Officer
Alice A. Pellegrino, Secretary


Custodian
JPMorgan Chase Bank, N.A.
3 Chase MetroTech Center
Brooklyn, NY 11245


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863


MERRILL LYNCH DISCIPLINED EQUITY FUND, INC.                   NOVEMBER 30, 2005


Availablity of Quarterly Schedule of Investments


The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


Electronic Delivery


The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


MERRILL LYNCH DISCIPLINED EQUITY FUND, INC.                   NOVEMBER 30, 2005


Item 2 -   Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 -   Audit Committee of Listed Registrants - Not Applicable

Item 6 -   Schedule of Investments - Not Applicable

Item 7 Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 -  Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 -  Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act
           (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 -  Exhibits attached hereto

12(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) -    Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Merrill Lynch Disciplined Equity Fund, Inc.


By:     /s/ Robert C. Doll, Jr.
       ----------------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       Merrill Lynch Disciplined Equity Fund, Inc.


Date: January 25, 2006


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:     /s/ Robert C. Doll, Jr.
       ----------------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       Merrill Lynch Disciplined Equity Fund, Inc.


Date: January 25, 2006


By:     /s/ Donald C. Burke
       ----------------------------
       Donald C. Burke,
       Chief Financial Officer of
       Merrill Lynch Disciplined Equity Fund, Inc.


Date: January 25, 2006